UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)
Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 3rd Avenue South, Suite 900, Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 20, 2016, Pinnacle Financial Partners, Inc. (the "Company") issued the press release furnished herewith as Exhibit 99.1 announcing the receipt of approval from the Federal Deposit Insurance Corporation and Tennessee Department of Financial Institutions of the Company's proposed merger with Avenue Financial Holdings, Inc. ("Avenue") and the Company's bank subsidiary's proposed merger with Avenue Bank, the wholly-owned bank subsidiary of Avenue.

Item 8.01. Other Events

On May 20, 2016, the Company announced that the Federal Deposit Insurance Corporation and Tennessee Department of Financial Institutions had each approved the Company's proposed merger with Avenue and the Company's bank subsidiary's proposed merger with Avenue Bank.

Pending the approval of the proposed merger of the Company and Avenue by shareholders of Avenue as well as satisfaction of other closing conditions described in the merger agreement between the parties, the Company expects that the merger will become effective late in the second quarter or early in the third quarter of 2016.

Additional Information and Where to Find It

In connection with the proposed merger of the Company and Avenue, the Company has filed a registration statement on Form S-4 with the SEC to register the shares of the Company's common stock that will be issued to the shareholders of Avenue in connection with the merger. The registration statement includes a proxy statement/prospectus (that will be delivered to Avenue's shareholders in connection with their required approval of the merger) and other relevant materials in connection with the merger.

INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AVENUE AND THE MERGER.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners Inc., 150 3rd Avenue South, Suite 980, Nashville, TN 37201, Attention: Investor Relations (615) 744-3742 or Avenue Financial Holdings, Inc., 111 10th Avenue South, Suite 400, Nashville, TN 37203, Attention: Investor Relations (615) 252-2265.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The Company and Avenue, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Avenue in respect of the merger. Certain information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016 and its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on March 10, 2016, its Current Report on Form 8-K, which was filed with the SEC on April 1, 2016 and its Current Report on Form 8-K, which was filed with the SEC on April 19, 2016. Certain information about the directors and executive officers of Avenue is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 29, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus and other relevant documents filed with the SEC.

Forward-Looking Statements

All statements, other than statements of historical fact included in this report, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The words "expect," "anticipate," "intend," "plan," "believe," "seek," "should," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits to the Company of the proposed merger transaction with Avenue, the Company's future financial and operating results (including the anticipated impact of the merger with Avenue on the Company's earnings and tangible book value) and the Company's plans, objectives and intentions.  All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of the Company to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the merger with Avenue may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with Avenue with customers, suppliers or employee relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Avenue, (4) the risk of successful integration of Avenue's business with the Company's business, (5) the failure of Avenue's shareholders to approve the merger, (6) the amount of the costs, fees, expenses and charges related  to the merger, (7) reputational risk and the reaction of the parties' customers to the proposed merger, (8) the failure of the closing conditions to be satisfied, (9) the risk that the integration of Avenue's operations with the Company will be materially delayed or will be more costly or difficult than expected, (10) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by the Company's issuance of additional shares of its common stock in the merger and (12) general competitive, economic, political and market conditions.  Additional factors which could affect the forward looking statements can be found in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with or furnished to the SEC and available on the SEC's website at http://www.sec.gov. The Company and Avenue disclaim any obligation to update or revise any forward-looking statements contained in this report which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

99.1   Press release issued by Pinnacle Financial Partners, Inc. dated May 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By: /s/ M. Terry Turner
Name: M. Terry Turner
Title: President and Chief Executive Officer

Date: May 20, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Pinnacle Financial Partners, Inc. dated May 20, 2016.